Consolidated Statements of Comprehensive Income/ (Loss) (Parenthetical) ¥ in Thousands, $ in Thousands	12 Months Ended
	Dec. 31, 2020 CNY (¥) shares	Dec. 31, 2020 USD ($) shares	Dec. 31, 2019 CNY (¥) shares	Dec. 31, 2018 CNY (¥) shares
Other comprehensive income, fair value remeasurement for available-for-sale investments, tax	¥ (98,456)	$ (15,089)	¥ 196,617	¥ 132,272
Other comprehensive loss, reclassification adjustment for disposal of available-for-sale debt investments, tax	96,606	14,806	142,574	0
Transactions with related parties included in revenues, cost of revenues and operating expenses are as follows (Note 23):
Net advertising revenues	37,639	5,768	50,700	41,482
Paid services revenues	30,950	4,743	61,690	87,131
Cost of revenues	(9,566)	(1,466)	(26,512)	(30,167)
Sales and marketing expenses	(2,692)	(413)	(4,157)	(4,341)
General and administrative expenses	¥ (5,044)	$ (773)	¥ (7,045)	¥ (7,918)
Class A ordinary shares
Number of ordinary shares that each ADS represents	8	8	8	8